UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-2474
                                  ---------------------------------
        Midas Dollar Reserves, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/04 - 12/31/04
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

Item 1. Report to Shareholders

                                   Midas Funds

                                DECEMBER 31, 2004

                                  ANNUAL REPORT

                           ---------------------------
                                  Midas FUND
                           ---------------------------
                           MIDAS SPECIAL EQUITIES FUND
                           ---------------------------
                              MIDAS DOLLAR RESERVES
                           ---------------------------

                               [LOGO] Midas FUNDS
                          Discovering Opportunities (R)

                               ------------------
                               APPLICATION INSIDE
                               ------------------

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                                    Contents
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Letter to Our Shareholders                                                     1
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PORTFOLIO COMMENTS
Midas Fund                                                                     2
Midas Special Equities Fund                                                    3
Midas Dollar Reserves                                                          4
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Report of Independent Public Accountant                                        5
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SCHEDULE OF INVESTMENTS
Midas Fund                                                                     6
Midas Special Equities Fund                                                    7
Midas Dollar Reserves                                                          8
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Consolidated Financial Statements                                              9
Notes to Financial Statements                                                 12
Financial Highlights                                                          15
Performance Graphs                                                            16
About Your Fund's Expense                                                     17
Allocations of Portfolio Holdings                                             18
Directors and Officers of the Funds                                           19
Account Application Instructions                                              22
New Account Application                                                       23
Additional Information                                         Inside Back Cover
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Fund            Investment Objective
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Midas Fund      Seeks primarily capital appreciation and protection against inflation and secondarily current income through investments in precious metals companies.
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Midas Special   Invests aggressively for maximum capital appreciation.
Equities Fund
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Midas Dollar    A high quality money market fund investing in securities issued
Reserves by the U.S. Government, and by its agencies and instrumentalities. Free, unlimited check writing with only a $250 minimum per check.
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

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                               To Our Shareholders
--------------------------------------------------------------------------------

     2005 confirmed yet again that a long term view, supported by a well-considered investment plan, is key to investment success. Stock markets generally turned in a second straight solid year and short term interest rates recovered from multi-year lows. But, even as gold bullion prices rose against a weak dollar, gold equity prices generally declined after recording three "up" years in a row. These results reinforce our messages in prior Reports to invest for the long term and to diversify your portfolio across the Midas Funds Family:
Midas Special Equities Fund to seek capital appreciation in stocks, Midas Dollar Reserves for current income from short term U.S. Government securities, and Midas Fund as a hedge against inflation and potential capital appreciation through precious metals company investing. A long term view and a diversified portfolio can help investors hold on through the inevitable periods of market decline, and benefit when profitable market performance returns.

     In our prior Report we noted that 2004 had started with great promise only to have rising interest rates, unresolved geopolitical developments, and escalating oil prices cause financial markets to decline - and these market upheavals continued through much of the year leading up to the presidential election. Although the growth rate of U.S. Gross Domestic Product (GDP), the total value of all goods and services produced in the U.S., had declined, we pointed out that business orders, production and spending were healthy. Our thinking suggested market stability and clarity after the election - and that now seems to be occurring. The fourth quarter was particularly rewarding for stocks, as oil prices weakened and the U.S. dollar began showing strength. Our investment approach during this period, despite market fluctuations unsettling many investors, was to remain focused on quality companies with strength in operations, finances, and products.

     While correctly assessing markets can be a challenging process, personal investment planning for the future can be successful by following three simple rules. First, commit to a long term investing approach. Second, follow a regular investment plan by investing a fixed amount of money in a Fund at the same time each month or quarter, which can be done conveniently through one of the Midas Automatic Investment Plans, and periodically review your overall portfolio. Investing regularly, known as "dollar cost averaging," can reduce the risk of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it may result in a lower average cost for your purchases. You should also consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Third, manage your investment risk by diversifying among the three Midas Funds described above.

                       Selecting Investments the Midas Way

     Difficult and sometimes frustrating, selecting investments based on fundamental analysis and other value factors requires both careful analysis and patience. In seeking the long term objectives of the Funds, our plan has been to focus our efforts on sectors of the economy that we expect will show market leadership, looking for businesses with attractive attributes - in precious metals companies, growth or established companies, large or small companies - whose securities in each case can appreciate. Importantly, as global economies, politics, and financial markets evolve, the Midas Funds are intended to adapt to changes with their flexible investing approach, which can be an important advantage in seeking performance.

     As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

                                        Sincerely,


                                        /s/ Thomas B. Winmill
                                        ----------------------------------------
                                        Thomas B. Winmill
                                        President
--------------------------------------------------------------------------------

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                                        1

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                                   Midas Fund
--------------------------------------------------------------------------------
                                   COMMENTARY

     It is a pleasure to submit our Annual Report for Midas Fund and to welcome our new shareholders attracted to the Fund by its objective of capital appreciation and protection against inflation by investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

                           Market and Strategy Report

     Starting the year at $416 per ounce, the gold price hit 16 year highs at the $456 level in early December, although by year's end the price settled at $436 in the London pm fix. Interestingly, the gold price averaged $410 in 2004, $46 higher than 2003, and, strikingly, well above the average price of $310 in 2002 and just $273 in 2001. Yet, the Philadelphia Stock Exchange Gold & Silver sector Index (XAU) of precious metals company share prices declined almost -9% in 2004. Midas Fund's total return for the year was -2.73%. What happened? Among other things, mine costs increased and profit expectations were disappointed outside the United States, as foreign currencies strengthened against the U.S. dollar. To highlight this, from 2001 through 2004, while the gold price rose roughly 60% in U.S. dollars, it rose only about 29% in Canadian dollars and 11% in Euros.

     We believe Midas Fund's good relative performance during the year may be ascribed to its strategy of emphasizing quality, larger capitalization, intermediate and senior gold producers. Further, when markets appeared oversold, Midas Fund used leverage from time to time during the year in seeking added returns. The Fund also took advantage of a temporary weakness in the South African rand to eliminate from its portfolio lagging South African mining stocks. Midas Fund continued its program of adding select emerging junior gold producers to the portfolio and reducing its concentration in its top ten names. In the junior category, the Fund is seeking smaller companies with the kind of planned growth in either reserves, production, exploration, or in similar special situations that could make them attractive acquisition candidates to larger, more established mining companies.

                  Outlook - Opportunities in Overlooked Sectors

     Gold supply comes primarily from mining companies, central bank sales, and scrap. Demand is mostly from jewelry and other fabrication, and investors. Looking ahead, we anticipate that any substantial movements in the price of gold will reflect central bank sales on the one hand and investment demand on the other, with mine production and jewelry demand of less consequence. We noted in our prior Report that the Central Bank Gold Agreement was renewed for another five-year term by 15 central banks which agreed on increasing the annual gold sales limit to 500 tonnes a year (2,500 tonnes over a five-year period). With respect to investment demand, although we monitor many component factors, such as political stability, laws, taxes, etc., we currently are most closely watching interest rate and inflation trends, since gold prices often increase with declining real interest rates (interest rates minus the inflation rate). That is, when real interest rates decline, gold becomes more desirable as a hedge against inflation. Currently, the United States is experiencing negative real interest rates.

     Looking ahead, Midas Fund will continue its strategy of seeking capital appreciation from predominately quality, global, gold mining companies, with a growing weighting of emerging junior gold producers. We think that in 2005 investors may well return to the gold juniors, particularly those companies successfully making the transition from explorer to producer. The Fund may also consider adding a few small, higher-risk exploration companies in the process of completing feasibility studies and mine construction programs. We thank you for investing with Midas, and holding during market downturns and volatility, in pursuit of your long-term investment objectives.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
                            AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
1    Golden Cycle Gold Corporation
--------------------------------------------------------------------------------
2    Wheaton River Minerals Ltd.
--------------------------------------------------------------------------------
3    Placer Dome Inc.
--------------------------------------------------------------------------------
4    Newmont Mining Corp.
--------------------------------------------------------------------------------
5    Glamis Gold Ltd.
--------------------------------------------------------------------------------
6    Guinor Gold Corp.
--------------------------------------------------------------------------------
7    Impala Platinum Holdings Limited ADR
--------------------------------------------------------------------------------
8    Kinross Gold Corp.
--------------------------------------------------------------------------------
9    Meridian Gold Inc.
--------------------------------------------------------------------------------
10   Oxiana Limited
--------------------------------------------------------------------------------

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                           Midas Special Equities Fund
--------------------------------------------------------------------------------
                                   COMMENTARY

     It is a pleasure to submit this Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find attractive the Fund's investment objective of seeking solely capital appreciation. The Fund has wide-ranging investment flexibility, which can be employed with aggressive and speculative strategies wherever opportunities for capital appreciation are discovered. Accordingly, the Fund will from time to time use leverage, short sales, options and futures in seeking to enhance performance. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take in seeking to achieve capital appreciation.

                           Market Review and Strategy

     Early 2004 appeared auspicious for investors. The economy's improving labor market and broad strength suggested an upward trend, notwithstanding international tensions and high energy prices. Financial market conditions seemed favorable and, according to a survey from the University of Michigan, consumer sentiment rose to a near term high in January.

     Initially the Fund's strategy was to leverage primarily in large capitalization U.S. and European companies. As investor enthusiasm became overdone, however, the Fund began to take profits in special situations, so as to reduce leverage and redeploy assets to the technology growth sector. By the beginning of fall, the market had declined to a 2004 low. According to Morningstar, Inc. for the year, the Dow Jones Industrial Average, the S&P 500 Index, and the Nasdaq Composite Index returned, respectively, 5.31%, 10.87%, and 8.59%, as compared to Midas Special Equities Fund, with a +10.64% total return.

                                     Outlook

     Looking ahead, our outlook for the U.S. economy is positive. According to the U.S. Labor Department, the unemployment rate recently dropped to 5.2%, its lowest since September 2001. The housing market remains strong on low mortgage rates. Sales of homes are approaching record highs, and housing starts are encouraging. Corporate factory orders and sales are improving with increasing capital investment. We are optimistic about the economy and with interest rates relatively low and taxes at their lowest levels in many years, we are fully invested in mostly large capitalization stocks and are looking for a continuing up market.

                 Discovering Opportunities - Over the Long Term

     Our experience suggests that over the course of future markets fluctuations, the Fund will have further opportunities to invest aggressively for capital appreciation. We will be investing primarily in equity securities that require a longer term investment horizon. With this time frame in mind and our confidence in our investment process, we look forward with pleasure to serving the Fund and, you, its shareholders, in the months and years ahead.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
                            AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
1    Berkshire Hathaway Inc. Class B
--------------------------------------------------------------------------------
2    Hilton Hotels Corp.
--------------------------------------------------------------------------------
3    The Mills Corp.
--------------------------------------------------------------------------------
4    The Proctor & Gamble Company
--------------------------------------------------------------------------------
5    3M Co.
--------------------------------------------------------------------------------
6    Johnson & Johnson
--------------------------------------------------------------------------------
7    J.P. Morgan Chase & Co.
--------------------------------------------------------------------------------
8    Verizon Communications Inc.
--------------------------------------------------------------------------------
9    Wal-Mart Stores, Inc.
--------------------------------------------------------------------------------
10   Motorola, Inc.
--------------------------------------------------------------------------------

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                              Midas Dollar Reserves
--------------------------------------------------------------------------------
                                   COMMENTARY

     Midas Dollar Reserves invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities. These include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. The Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity continues to offer an attractive alternative for safety conscious investors.

                                  Market Report

     The Federal Reserve Bank initiated its current credit tightening policy on June 30, 2004, when the federal funds rate stood at 1%. At the next five consecutive meetings of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank, the FOMC raised the federal funds rate by 0.25% at each meeting, bringing it to 2.25% at December 31, 2004. Despite the fact that the growth in the U.S. economy (GDP) in the fourth quarter slowed to an annualized pace of 3.1%, following a 4% gain in the third quarter, the 2004 annualized growth rate of 4.4% was the largest U.S. economic gain since 1999. Year over year, job growth, though moderate, is in-creasing, consumer confidence is growing, and many corporate sectors have reported an increase in buying power.

     Looking ahead at the fixed income markets, however, we remain somewhat cautious. Manufacturing is showing signs of strength and demand for consumer goods, especially those deemed durable goods, is strong, but at the same time workers wages, in the 4th quarter of 2004, grew at the slowest pace in almost six years. The deficit may continue to put pressure on the U.S. dollar and this pressure could continue until demand for our "cheaper" products continues to pick up abroad. Middle eastern conflicts, as well as homeland security concerns, we believe, are likely to continue for some time and may well have a dampening effect on spending, as well as consumer confidence. We expect that the economy could continue to grow at a slower pace than is reflected by the improving economic numbers, until more of the "fragility" in the economy is removed or we find ourselves in a much more robust economy than we are in now. We think the Federal Reserve will continue to increase rates at a very measured pace, and closely watch the weekly economic numbers for signs of weakness.

                      Discover Midas Shareholder Services

     The Fund's all-weather approach, free check writing and convenient telephone exchanges among the Midas Funds, make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient and affordable as possible, we offer three different plans, the Midas Bank Transfer Plan, the Midas Salary Investing Plan and the Midas Government Direct Deposit Plan. For information on these free services simply give us a call and we will help you get started. If you have any questions or would like further information on the Midas Funds Family, or our Traditional or Roth IRAs, we would be very pleased to hear from you. Just call 1-800-400-MIDAS
(6432) and an Investor Service Representative will be very glad to assist you, as always, without any obligation on your part.

--------------------------------------------------------------------------------
                                TOP 10 HOLDINGS
                            AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------
1    Federal National Mortgage Corp., due 1/07/05
--------------------------------------------------------------------------------
2    Freddie Mac Discount Notes, due 1/04/05
--------------------------------------------------------------------------------
3    Federal National Mortgage Corp., due 3/17/05
--------------------------------------------------------------------------------
4    Freddie Mac Discount Notes, due 1/11/05
--------------------------------------------------------------------------------
5    Federal Home Loan Bank, due 2/01/05
--------------------------------------------------------------------------------
6    Federal National Mortgage Corp., due 4/01/05
--------------------------------------------------------------------------------
7    Federal National Mortgage Corp., due 3/09/05
--------------------------------------------------------------------------------
8    Freddie Mac Discount Notes, due 4/04/05
--------------------------------------------------------------------------------
9    Federal National Mortgage Corp., due 2/09/05
--------------------------------------------------------------------------------
10   Federal Home Loan Bank, due 2/16/05
--------------------------------------------------------------------------------

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            Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Shareholders and Boards of Directors of

Midas Fund, Inc.
Midas Special Equities Fund, Inc.
Midas Dollar Reserves, Inc.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Midas Dollar Reserves, Inc. as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Midas Dollar Reserves, Inc. as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 15, 2005

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                                        5

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                                Midas Fund, Inc.
--------------------------------------------------------------------------------
              Schedule of Portfolio Investments - December 31, 2004
--------------------------------------------------------------------------------
                                                                        Market
  Shares    COMMON STOCKS AND WARRANTS (100.00%)                        Value
--------------------------------------------------------------------------------
            Common Stocks (99.78%)

  450,000   Alamos Gold Inc.*                                        $ 1,352,028
   26,680   AngloGold Ashanti Limited                                    942,452
  425,000   Bema Gold Corp.*                                           1,300,500
  440,000   Bolivar Gold Corp.*                                          727,091
  220,000   Cambior Inc.*                                                589,384
   50,000   Centerra Gold Inc.*                                          921,173
  503,100   Claude Resources, Inc.*                                      543,348
   51,800   Desert Sun Mining Corp.*                                      85,470
  120,000   Dundee Precious Metals Inc.*                                 748,800
  400,000   Eldorado Gold Corp.*                                       1,180,000
   57,000   First Quantum Minerals Ltd.*                                 887,490
   20,000   Freeport-McMoran Copper & Gold, Inc.*                        764,600
  137,800   Gammon Lake Resources Inc.*                                  735,852
  150,000   Glamis Gold Ltd.*                                          2,574,000
1,964,500   Golden Cycle Gold Corp.*/(1)/                              5,942,613
  300,000   Golden Star Resources Ltd.*                                1,203,000
3,028,000   Guinor Gold Corp.*                                         2,527,124
  345,000   Highland Gold Mining Ltd.                                  1,245,153
  750,000   High River Gold Mines Ltd.*                                1,145,468
  104,000   Impala Platinum Holdings Limited ADR                       2,210,603
  284,800   Jaguar Mining Inc.*                                          872,322
  300,000   Kinross Gold Corporation*                                  2,112,000
  100,000   Meridian Gold Inc.*                                        1,897,000
  380,000   Mexgold Resources Inc.*                                      821,399
   79,000   Minefinders Corporation Ltd.*                                541,940
  450,000   Miramar Mining Corp.*                                        517,500
  100,000   Newcrest Mining Limited                                    1,367,876
   80,000   Newmont Mining Corp.                                       3,552,800
  142,000   NovaGold Resources Inc.*                                   1,108,079
2,250,000   Oxiana Limited*                                            1,746,100
  400,000   Peru Copper Inc.*                                            460,691
  200,000   Placer Dome Inc.                                           3,772,000
1,300,000   Queenstake Resources Ltd.*                                   520,000
  100,000   Randgold Resources Limited ADR*                            1,140,000
  490,000   Resolute Mining Limited*                                     553,108
  515,300   SEMAFO Inc.*                                                 516,074
  750,000   Sino Gold Ltd.*                                            1,175,825
1,400,000   Wheaton River Minerals Ltd.*                               4,564,000
  250,000   Wolfden Resources Inc.*                                      980,000
  541,000   Yamana Gold Inc.*                                          1,625,438
                                                                     -----------
               Total Common Stocks (cost: $40,600,786)                57,470,301

            Warrants (0.22%)
  125,000   Jaguar Mining Inc. warrants expiring 12/31/07*                73,026
   17,500   Metallic Ventures Gold Inc. warrants expiring 3/17/09*         3,675
  190,000   Mexgold Resources Inc. warrants expiring 2/26/06*/(2)/        14,271
  200,000   Peru Copper Inc. warrants expiring 3/18/06*                   38,391
                                                                     -----------
            Total Warrants (cost: $0)                                    129,363

            Total Investments (cost: $40,600,786) (100%)             $57,599,664
--------------------------------------------------------------------------------

*    Indicates non-income producing security.

/(1)/ Affiliated due to greater than 5% ownership.
/(2)/ Security is not publicly traded. These securities are valued by the Board of Directors and represent less than 1% of total investments.

                                 See accompanying notes to financial statements.

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                        Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------
              Schedule of Portfolio Investments - December 31, 2004
--------------------------------------------------------------------------------
                                                                        Market
Shares         COMMON STOCKS AND WARRANTS (100%)                        Value
--------------------------------------------------------------------------------
            Common Stocks (99.98%)

            All Other Miscellaneous Manufacturing (7.46%)
   17,000   3M Co.                                                   $ 1,395,190

            Communications Equipment Manufacturing (4.42%)
   48,000   Motorola, Inc.                                               825,600

            Department Stores (4.80%)
   17,000   Wal-Mart Stores, Inc.                                        897,940

            Hotels (except Casino Hotels) and Motels (11.56%)
   95,000   Hilton Hotels Corp.                                        2,160,300

            Investment Banking and Securities Dealing (10.94%)
   31,800   JP Morgan Chase & Co.                                      1,240,518
   67,204   The Charles Schwab Corp.                                     803,760
                                                                     -----------
                                                                       2,044,278

            Motor Vehicles & Passenger Car Bodies (2.05%)
    8,500   Bayerische Motoren Werke (BMW) AG                            383,580

            Pharmaceutical Preparation Manufacturing (10.09%)
   20,000   Johnson & Johnson                                          1,268,400
   23,000   Pfizer Inc.                                                  618,470
                                                                     -----------
                                                                       1,886,870

            Precious Metals and Resources (1.96%)
  438,000   Guinor Gold Corp.*                                           365,548

            Real Estate Investment Trusts (14.65%)
   14,800   Public Storage, Inc.                                         825,100
   30,000   The Mills Corp.                                            1,912,800
                                                                     -----------
                                                                       2,737,900

            Reinsurance Carriers (16.49%)
    1,050   Berkshire Hathaway Inc. Class B*                           3,082,800

            Soap and Other Detergent Manufacturing (7.66%)
   26,000   The Procter & Gamble Company                               1,432,080

            Telephone Communications (7.90%)
   33,900   IDT Corp. Class B*                                           524,772
   23,500   Verizon Communications Inc.                                  951,985
                                                                     -----------
                                                                       1,476,757

               Total Common Stocks (cost: $13,612,555)               $18,688,843

            Warrants (0.02%)

    2,407   Lucent Technologies Inc. warrants expiring 12/10/07*
               (cost: $0)                                                  3,803
                                                                     -----------
            Total Investments (cost: $13,612,555) (100%)             $18,692,646
--------------------------------------------------------------------------------

*    Indicates non-income producing security.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                           Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------
              Schedule of Portfolio Investments - December 31, 2004
--------------------------------------------------------------------------------
Par Value   U.S. GOVERNMENT AGENCIES (100.00%)              Yield*     Value**
--------------------------------------------------------------------------------

$  550,000   Federal Home Loan Bank, due 1/19/05             2.09%   $   549,440
 1,000,000   Federal Home Loan Bank, due 2/01/05             2.03%       998,346
   900,000   Federal Home Loan Bank, due 2/16/05             1.85%       897,974
   900,000   Federal Home Loan Bank, due 2/23/05             2.13%       897,247
 1,250,000   Federal National Mortgage Corp.,                1.99%     1,249,640
                due 1/07/05
   550,000   Federal National Mortgage Corp.,                2.25%       549,196
                due 1/25/05
   915,000   Federal National Mortgage Corp.,                2.22%       912,869
                due 2/09/05
   800,000   Federal National Mortgage Corp.,                2.42%       796,876
                due 3/01/05
   830,000   Federal National Mortgage Corp.,                2.31%       826,837
                due 3/02/05
   950,000   Federal National Mortgage Corp.,                2.38%       945,857
                due 3/09/05
 1,025,000   Federal National Mortgage Corp.,                2.30%     1,020,149
                due 3/17/05
   700,000   Federal National Mortgage Corp.,                2.43%       696,147
                due 3/25/05
 1,000,000   Federal National Mortgage Corp.,                2.43%       994,040
                due 4/01/05
 1,075,000   Freddie Mac, due 1/04/05                        1.97%     1,074,868
 1,000,000   Freddie Mac, due 1/11/05                        1.88%       999,503
   475,000   Freddie Mac, due 2/28/05                        2.38%       473,228
   725,000   Freddie Mac, due 3/14/05                        2.39%       721,589
   930,000   Freddie Mac, due 4/04/05                        2.51%       924,083
                                                                     -----------
               Total Investments (100.00%)                           $15,527,889

--------------------------------------------------------------------------------
* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                          Midas
                                                         Special        Midas
                                          Midas         Equities        Dollar
December 31, 2004                          Fund           Fund         Reserves
--------------------------------------------------------------------------------
Assets
Investments at cost                   $  40,600,786   $ 13,612,555   $15,527,889
--------------------------------------------------------------------------------
Investments at market value           $  57,599,664   $ 18,692,646   $15,527,889
Cash                                             --             --        51,656
Receivables:
   Securities sold                               --             --            --
   Dividends and interest                     4,008          4,130            --
   Fund shares sold                          16,805             --         8,661
Other assets                                 39,977         12,822        10,590
--------------------------------------------------------------------------------
   Total assets                          57,660,454     18,709,598    15,598,796
================================================================================
Liabilities
Cash Overdraft                                  918             --            --
Demand notes payable to bank
   (note 5)                                 668,506        490,249            --
Accrued management and
   distribution fees (note 3)                57,085         28,203            --
Accrued servicing and
   compliance fees (note 3)                  13,501          8,754         5,747
Accrued expenses                             59,243         64,641        49,760
Fund shares redeemed                         91,353          7,620           494
Distribution payable                             --             --            92
--------------------------------------------------------------------------------
   Total liabilities                        890,606        599,467        56,093
================================================================================
Net Assets                            $  56,769,848   $ 18,110,131   $15,542,703
--------------------------------------------------------------------------------
Shares outstanding, $0.01
   par value                             26,545,868      1,209,087    15,542,122
Net Asset Value, Offering and
   Redemption Price Per Share         $        2.14   $      14.98   $      1.00
At December 31, 2004, net assets
   consisted of:
Paid-in capital                       $ 226,460,520   $ 23,189,156   $15,542,122
Accumulated net realized
   gain (loss) on investments          (186,689,779)   (10,159,116)          581
Net unrealized appreciation
   on investments and foreign
   currencies                            16,999,107      5,080,091            --
--------------------------------------------------------------------------------
                                      $  56,769,848   $ 18,110,131   $15,542,703
================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

                                                                     Midas
                                                                    Special      Midas
                                                       Midas       Equities      Dollar
For the Year Ended December 31, 2004                   Fund          Fund       Reserves
-----------------------------------------------------------------------------------------
Investment Income
Dividends                                          $     93,570   $  306,667   $      --
Interest                                                  1,613           90     230,310
Other                                                     3,730          225          --
-----------------------------------------------------------------------------------------
   Total investment income                               98,913      306,982     230,310
=========================================================================================
Expenses
Investment management (note 3)                          557,924      173,583      84,704
Transfer agent                                          255,000      102,920      58,555
Accounting and auditing (note 3)                        151,021       78,955      67,938
Legal and compliance (note 3)                            82,920       31,025      31,250
Distribution (note 3)                                   139,481      184,467      42,352
Registration (note 3)                                    31,722       23,656      27,656
Directors                                                38,350       11,725       6,198
Printing                                                 30,200        4,440       2,440
Custodian                                                23,214        6,690       5,270
Other                                                    24,538        8,698       6,678
-----------------------------------------------------------------------------------------
   Total operating expenses                           1,334,370      626,159     333,041
      Loan interest and fees (note 5)                   110,046       16,919          88
      Investment management, distribution
         plan and other expenses waived (note 3)             --           --    (143,264)
-----------------------------------------------------------------------------------------
      Net expenses                                    1,444,416      643,078     189,865
-----------------------------------------------------------------------------------------
      Net investment income (loss)                   (1,345,503)    (336,096)     40,445
=========================================================================================
Realized and Unrealized Gain (Loss)
   On Investments and Foreign Currencies
Net realized gain from security
   transactions and foreign currencies               12,426,523    1,495,856         (71)
Unrealized depreciation of investments
   during the period                                (13,398,868)     680,346          --
-----------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments and foreign currencies         (972,345)   2,176,202         (71)
=========================================================================================
      Net increase (decrease) in net assets
         resulting from operations                 $ (2,317,848)  $1,840,106   $  40,374
=========================================================================================

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                  Midas Fund                   Midas Special Equities Fund
----------------------------------------------------------------------------------------------------------
For the Years Ended December 31,                     2004           2003            2004          2003
----------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                     $ (1,345,503)  $   (684,382)   $  (336,096)  $  (170,924)
Net realized (gain) loss from foreign currency
   and futures transactions                                --             --             --    (2,202,707)
Net realized gain (loss) from security
   transactions                                    12,426,523      9,308,483      1,495,856       108,936
Unrealized appreciation (depreciation)
   of investments, futures and foreign
   currencies during the period                   (13,398,868)    12,412,631        680,346     2,972,054
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       (2,317,848)    21,036,732      1,840,106       707,359
Distributions to Shareholders
Distributions to shareholders                              --             --             --            --
Capital Share Transactions
Change in net assets resulting from
   capital share transactions (a)                  (8,035,207)    (8,702,566)    (1,774,193)   (1,547,287)
----------------------------------------------------------------------------------------------------------
Total change in net assets                        (10,353,055)    12,334,166         65,913      (839,928)
Net Assets
Beginning of year                                  67,122,903     54,788,737     18,044,218    18,884,146
----------------------------------------------------------------------------------------------------------
End of year                                      $ 56,769,848   $ 67,122,903    $18,110,131   $18,044,218
==========================================================================================================
(a) Capital Share Transactions were
   as follows:
Value
Shares sold                                      $  6,164,548   $  7,873,019    $ 1,030,839   $   656,355
Shares issued in reinvestment of
   distributions                                           --             --             --            --
Shares redeemed                                   (14,199,755)   (16,575,585)    (2,805,032)   (2,203,642)
----------------------------------------------------------------------------------------------------------
   Net decrease                                  $ (8,035,207)  $ (8,702,566)   $(1,774,193)  $ 1,547,287
Number
Shares sold                                         3,144,833      4,758,084         70,916        54,546
Shares issued in reinvestment of
   distributions                                           --             --             --            --
Shares redeemed                                    (7,116,880)   (10,138,809)      (194,943)     (184,555)
----------------------------------------------------------------------------------------------------------
   Net decrease                                    (3,972,047)    (5,380,725)      (124,027)     (130,009)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                    Midas Dollar Reserves
----------------------------------------------------------------------------
For the Years Ended December 31,                     2004           2003
----------------------------------------------------------------------------
Operations
Net investment income (loss)                     $    40,445    $    32,098
Net realized (gain) loss from foreign currency
   and futures transactions                               --             --
Net realized gain (loss) from security
   transactions                                          (71)           755
Unrealized appreciation (depreciation)
   of investments, futures and foreign
   currencies during the period                           --             --
----------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          40,374         32,853
Distributions to Shareholders
Distributions to shareholders                        (40,444)       (32,152)
Capital Share Transactions
Change in net assets resulting from
   capital share transactions (a)                 (3,095,001)    (2,332,511)
----------------------------------------------------------------------------
Total change in net assets                        (3,095,071)    (2,331,810)
Net Assets
Beginning of year                                 18,637,774     20,969,584
----------------------------------------------------------------------------
End of year                                      $15,542,703    $18,637,774
============================================================================
(a) Capital Share Transactions were
   as follows:
Value
Shares sold                                      $ 3,443,333    $ 6,557,024
Shares issued in reinvestment of
   distributions                                      40,102         30,788
Shares redeemed                                   (6,578,436)    (8,920,323)
----------------------------------------------------------------------------
   Net decrease                                  $(3,095,001)   $(2,332,511)
Number
Shares sold                                        3,443,333      6,557,024
Shares issued in reinvestment of
   distributions                                      40,102         30,788
Shares redeemed                                   (6,578,436)    (8,920,323)
----------------------------------------------------------------------------
   Net decrease                                   (3,095,001)    (2,332,511)
----------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund's investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion.

          Midas Special Equities Fund's investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures and options.

          Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, except for Midas Dollar Reserves, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses and foreign currency transactions.

          At December 31, 2004, Midas Fund had an unused capital loss carryforward of approximately $186,060,800, of which $5,803,400, $12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2005, 2006,
     2007, 2008 and 2009 respectively. At December 31, 2004, Midas Special Equities Fund had an unused capital loss carryforward of approximately $9,627,600 all of which expires in 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                    CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3 Under the investment management agreement of Midas Fund, Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $84,704, for the year ended December 31, 2004.

          Pursuant to the investment management agreements with each Fund, the Investment Manager has agreed to waive its fee or reimburse any Fund to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Funds are qualified for sale, although currently the Funds are not subject to any such limits. Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) and 1.00% (Midas Special Equities Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas Dollar Reserves, the Distributor voluntarily waived $42,352 of its distribution fee for the year ended December 31, 2004.

          Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. The Funds reimbursed the Investment Manager $317,554 for providing certain compliance and accounting services at cost during the year ended December 31, 2004. In addition, Midas Fund paid the Distributor $41,646 for payments made to certain brokers for record keeping services.

--------------------------------------------------------------------------------

4 At December 31, 2004, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                              Federal Income   Gross Unrealized   Gross Unrealized   Net Unrealized
December 31, 2004                Tax Cost        Appreciation      (Depreciation)     Appreciation
---------------------------------------------------------------------------------------------------
Midas Fund                      $40,600,786       $17,818,067        $(819,189)        $16,998,878
Midas Special Equities Fund      13,612,555         5,784,812         (704,721)          5,080,091

Purchases and sales of securities other than short term notes were as follows:

For the Year Ended              Purchases      Proceeds from the
December 31, 2004             of Securities   Sale of Securities
----------------------------------------------------------------
Midas Fund                     $20,952,304        $35,719,198
Midas Special Equities Fund      1,667,385          5,594,967

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                    CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     As of December 31, 2004, the components of distributable earnings on a tax basis are as follows:

                                      Midas       Midas Special
                                       Fund          Equities
                                  -------------   -------------
     Capital loss carryforwards   $(186,689,779)  $(9,627,621)
     Post-October losses                     --        (5,236)
     Unrealized appreciation         16,999,107     5,080,091
                                  -------------   -----------
                                  $(169,690,672)  $(4,552,766)
                                  =============   ===========

     Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, permanent differences between book and tax accounting have been reclassified as follows:

                                   Increase (Decrease)   Increase (Decrease)
                                    Undistributed Net          Paid-in
                                     Investment Loss           Capital
                                   -------------------   -------------------
     Midas Fund                         $1,345,503           $(1,345,503)
     Midas Special Equities Fund        $  336,096           $  (336,096)

--------------------------------------------------------------------------------

5 The Funds have a bank line of credit at an interest rate, at the Funds' option, of (i) overnight federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year, for leveraging and/or temporary or emergency purposes. At December 31, 2004, the outstanding balance, and for the year ended December 31, 2004, the weighted average interest rate and the weighted average amount outstanding were as follows:

                             Outstanding  Weighted Average   Weighted Average
                               Balance      Interest Rate   Amount Outstanding
     -------------------------------------------------------------------------
     Midas Fund                $668,506         2.13%           $2,717,469
     Midas Special Equities
        Fund                   $490,249         2.13%           $  432,527
     Midas Dollar Reserves           --         2.13%           $    4,582

          Midas Fund and Midas Special Equities Fund participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

6 Midas Fund and Midas Special Equities Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. As of December 31, 2004 there were no futures contracts outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Financial Highlights - Midas Fund, Inc.
--------------------------------------------------------------------------------

                                                                           Years Ended December 31,
                                                            -----------------------------------------------------
                                                              2004       2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                      $  2.20    $  1.53    $   .95    $   .84    $  1.36
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                         (.05)      (.02)      (.01)      (.01)      (.02)
   Net realized and unrealized gain (loss) on investments      (.01)       .69        .59        .12       (.50)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (.06)       .67        .58        .11       (.52)
-----------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $  2.14    $  2.20    $  1.53    $   .95    $   .84
-----------------------------------------------------------------------------------------------------------------
Total return                                                  (2.72)%    43.79%     61.05%     13.10%    (38.24)%
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                 $56,770    $67,123    $54,789    $38,558    $34,820
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before interest expense                      2.39%      2.27%        --         --         --
-----------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net assets /(a)/            2.58%      2.44%      2.58%      2.83%      3.48%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets            (2.40)%    (1.28)%     (.93)%     (.75)%    (2.35)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          34%        54%        45%        61%       109%
-----------------------------------------------------------------------------------------------------------------

/(a)/ Ratio after transfer agent and custodian credits was 2.81%, and 3.40% for years ended December 31, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
            Financial Highlights - Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------

                                                                           Years Ended December 31,
                                                            -----------------------------------------------------
                                                              2004       2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                      $ 13.54    $ 12.91    $ 14.45    $ 20.02    $ 26.56
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss                                         (.26)      (.12)      (.15)      (.17)      (.39)
   Net realized and unrealized gain (loss) on investments      1.70        .75      (1.39)     (5.40)     (5.27)
-----------------------------------------------------------------------------------------------------------------
      Total from investment operations                         1.44        .63      (1.54)     (5.57)     (5.66)
-----------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions to shareholders                                 --         --         --         --       (.88)
-----------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                  1.44        .63      (1.54)     (5.57)     (6.54)
-----------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 14.98    $ 13.54    $ 12.91    $ 14.45    $ 20.02
-----------------------------------------------------------------------------------------------------------------
Total return                                                  10.63%      4.88%    (10.66)%   (27.82)%   (21.18)%
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                 $18,110    $18,044    $18,884    $22,695    $29,036
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before interest expense                      3.39%      3.47%      3.41%      3.37%      2.77%
-----------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net assets/(a)/             3.49%      3.67%      3.69%      3.81%      3.44%
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets            (1.82)%    (0.99)%    (1.08)%    (1.12)%    (1.77)%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           9%        29%        20%       102%       248%
-----------------------------------------------------------------------------------------------------------------

/(a)/ Ratio after transfer agent and custodian fee credits was 3.80% and 3.42% for the years ended December 31, 2001 and 2000, respectively.

--------------------------------------------------------------------------------
               Financial Highlights - Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------

                                                                         Years Ended December 31,
                                                             -----------------------------------------------
                                                               2004      2003      2002      2001      2000
------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                       $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                        .003      .002      .007      .031      .056
Less distributions:
   Distributions to shareholders                               (.003)    (.002)    (.007)    (.031)    (.056)
------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
------------------------------------------------------------------------------------------------------------
Total return                                                    0.29%     0.15%     0.63%     3.11%     5.74%
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                  $15,543   $18,638   $20,970   $25,991   $58,502
------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net assets /(a)(b)/          1.12%     0.99%     1.09%     1.11%     0.84%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets /(c)/      0.24%     0.16%     0.69%     3.51%     5.54%
------------------------------------------------------------------------------------------------------------

/(a)/ Ratio prior to waiver by the Investment Manager and Distributor was 1.97%, 1.75%, 1.84%, 1.64%, and 1.09%, for the years ended December 31, 2004,
     2003, 2002, 2001, and 2000, respectively.
/(b)/ Ratio after transfer agent and custodian fee credits was 1.06% and 0.80%
     for the years ended December 31, 2001 and 2000, respectively.
/(c)/ Ratio prior to waiver by the Investment Manager and Distributor was (0.61)%, (0.60)%, (.06)%, 2.92%, and 5.29%, for the years ended December
     31, 2004, 2003, 2002, 2001, and 2000, respectively.

--------------------------------------------------------------------------------
                        Performance Graphs/Total Returns
--------------------------------------------------------------------------------

                Midas Fund, S&P 500 and Precious Metals Average

                                     [CHART]

                                   Line Chart

                              "PLOT POINTS TO COME"

                Midas Special Equities, S&P 500 and Russell 2000

                                     [CHART]

                                   Line Chart

                              "PLOT POINTS TO COME"

Results of $10,000 Investment
January 1, 1995 through December 31, 2004

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Special Equities Fund from 1/1/95 to 12/31/04. Midas Special Equities Fund is compared to the Russell 2000 and the S&P 500. Midas Fund is compared to the S&P 500 and the Morningstar Specialty Fund-Precious Metals Average ("PMA") of 47 funds, 18 of which have been in existence since 1994. Results in each case reflect reinvestment of dividends and distributions. The Russell 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. Midas Special Equities Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. Midas Fund invests primarily in securities of companies involved in mining, processing or dealing in precious metals or other resources, may use leverage and futures, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

                                    $ Final   % Aggregate Total       % Avg.
Fund Name                            Value         Return*        Annual Return*
--------------------------------------------------------------------------------
Midas Fund                          $ 6,887        (31.13)%           (3.66)%
Midas Special Equities Fund         $10,907          9.07%             0.87%
PMA                                 $14,897         48.97%             4.07%
Russell 2000                        $29,896        198.96%            11.57%
S&P 500                             $31,329        213.29%            12.10%

                                               Average Annual Total Return
                                         for the Periods Ended December 31, 2004
                                         ---------------------------------------
                                              1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
Midas Fund                                    (2.72)%     9.49%     (3.66)%
Midas Special Equities Fund                   10.63%    (10.02)%     0.87%

* The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
                           About Your Fund's Expenses
--------------------------------------------------------------------------------

     Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees; distribution and service 12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2004 to December 31, 2004.

                                Actual Expenses

     The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge you a $20.00 annual small account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP and SIMPLE-IRAs), and certain other retirement accounts.

                  Hypothetical Example for Comparison Purposes

     The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
                            Expense Analysis Tables
--------------------------------------------------------------------------------

                                            Beginning           Ending                 Expenses Paid
                                          Account Value     Account Value             During Period*
Midas Fund                                 July 1, 2004   December 31, 2004   July 1, 2004-December 31, 2004
                                          -------------   -----------------   ------------------------------
Actual                                      $1,000.00         $1,182.32                   $14.20
Hypothetical (5% return before expenses)    $1,000.00         $1,012.13                   $13.09

* Expenses are equal to the Fund's annualized expense ratio of 2.58%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                            Beginning           Ending                 Expenses Paid
                                          Account Value     Account Value             During Period*
Midas Special Equities Fund                July 1, 2004   December 31, 2004   July 1, 2004-December 31, 2004
                                          -------------   -----------------   ------------------------------
Actual                                      $1,000.00         $1,034.53                   $17.86
Hypothetical (5% return before expenses)    $1,000.00         $1,007.58                   $17.62

* Expenses are equal to the Fund's annualized expense ratio of 3.49%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                                            Beginning           Ending                 Expenses Paid
                                          Account Value     Account Value             During Period*
Midas Dollar Reserves                      July 1, 2004   December 31, 2004   July 1, 2004-December 31, 2004
                                          -------------   -----------------   ------------------------------
Actual                                      $1,000.00         $1,002.60                   $5.64
Hypothetical (5% return before expenses)    $1,000.00         $1,019.50                   $5.69

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

--------------------------------------------------------------------------------
       Midas Fund - Allocation of Portfolio Holdings on December 31, 2004
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

Common Stock                                (99.78%)
Warrants                                     (0.22%)

--------------------------------------------------------------------------------
       Midas Special Equities Fund - Allocation of Portfolio Holdings on
                               December 31, 2004
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

Reinsurance Carriers                        (16.49%)
Real Estate Investment Trusts               (14.65%)
Hotels (except Casino Hotels) and Motels    (11.56%)
Investment Banking and Securities Dealing   (10.94%)
Pharmaceutical Preparation Manufacturing    (10.09%)
Telephone Communications                     (7.90%)
Soap and Other Detergent Manufacturing       (7.66%)
All Other Miscellaneous Manufacturing        (7.46%)
Department Stores                            (4.80%)
Communications Equipment Manufacturing       (4.42%)
Motor Vehicles & Passenger Car Bodies        (2.05%)
Precious Metals and Resources                (1.96%)

--------------------------------------------------------------------------------
 Midas Dollar Reserves - Allocation of Portfolio Holdings on December 31, 2004
--------------------------------------------------------------------------------

                                    [CHART]

                                   Pie chart

Freddie Mac                                 (51.47%)
Federal National Mortgage Corp.             (27.00%)
Federal Home Loan Bank                      (21.53%)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Dollar Reserves). The Funds make the information on Form N-Q available to shareholders at www.midasfunds.com/shareholderreports.html. The Funds' proxy voting policies and procedures and proxy voting record are available (i) without charge, upon request, by calling 1-800-400-MIDAS (6432);
(ii) on the Funds' website at www.midasfunds.com/voting-policy.html and (iii) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------
                       Directors and Officers of the Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                 Number of Funds         Principal Occupation,
     Name, Address,                                 in Complex          Business Experience for        Other Directorships
      Date of Birth           Director Since         Overseen               Past Five Years             Held by Director**
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                  Independent Directors
--------------------------------------------------------------------------------------------------------------------------
Bruce B. Huber, CLU,       1995 (Midas Fund)            5          Financial Representative, New       None
ChFC, SFS, 215             1986 (Special                           England Financial (financial,
McClees Road, Red          Equities) 1981                          estate and insurance matters).
Bank, NJ 07701. He         (Dollar Reserves)
was born on February
7, 1930
--------------------------------------------------------------------------------------------------------------------------
James E. Hunt, One         1995 (Midas Fund)            5          Managing Director of Hunt           None
Dag Hammarskjold           1986 (Special                           Howe Partners LLC; (executive
Plaza, New York, NY        Equities) 1980                          recruiting consultants.)
10017. He was born         (Dollar Reserves)
on December 14,
1930.
--------------------------------------------------------------------------------------------------------------------------
John B. Russell, 334       1995 (Midas Fund)            5          Director of Wheelock, Inc.,         None
Carolina Meadows           1986 (Special                           (manufacturer of signal
Villa, Chapel Hill, NC     Equities) 1980                          products); and consultant,
27514. He was born         (Dollar Reserves)                       National Executive Service Corps.
on February 9, 1923.
--------------------------------------------------------------------------------------------------------------------------
Peter K. Werner, 45, 1     2004 all Funds               5          Since 1996 he has taught and        None
Elm Street, Byfield,                                               directed many programs at
MA 01922. He was                                                   The Governor Dummer Academy.
born on August 16,                                                 Previously, he was Vice
1959.                                                              President of Money Market
                                                                   Trading at Lehman Brothers.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   Interested Directors
--------------------------------------------------------------------------------------------------------------------------
Robert D. Anderson*,       2002 (Midas Fund)            3          Since 1988, Vice Chairman of        None
Director and Vice          1986 (Special                           the Investment Manager and
Chairman. 11 Hanover       Equities) 1980                          its affiliates. Other capacities
Square, New York, NY       (Dollar Reserves)                       since 1974. A former member
10005. He was born                                                 of the District #12, District
on December 7, 1929.                                               Business Conduct and Investment
                                                                   Company Committees of the NASD.
--------------------------------------------------------------------------------------------------------------------------
Thomas B. Winmill,         1995 (Midas Fund)            5          Since 1999, President of the        Bexil Corporation
Esq.*, Director, Chief     1997 (Special                           Investment Manager and the          and Tuxis
Executive Officer,         Equities) 1983                          Distributor, and of their           Corporation
President, and General     (Dollar Reserves)                       affiliates. He is Chairman of the
Counsel of the Fund.                                               Investment Policy Committee
11 Hanover Square,                                                 ("IPC") of the Investment
New York, NY 10005.                                                Manager. Other capacities since
He was born on June                                                1988. He is a member of the
25, 1959.                                                          New York State Bar, the SEC
                                                                   Rules Committee of the
                                                                   Investment Company Institute and
                                                                   the New York Section member
                                                                   society of the American Institute
                                                                   of Mining, Metallurgical,
                                                                   and Petroleum Engineers, Inc.
                                                                   He is a son of Bassett S.
                                                                   Winmill.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Robert D. Anderson and Thomas B. Winmill are "interested persons" of the Funds as defined by the 1940 Act, because of their positions with the Investment Manager.
** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

--------------------------------------------------------------------------------
                                    Officers
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Principal Occupation, Business
     Name, Address, Date of Birth                Title and Officer Since                 Experience for Past Five Years
----------------------------------------------------------------------------------------------------------------------------
Thomas B. Winmill, Esq., June 25,        Chief Executive Officer, President, and   See biographical information above.
1959.                                    General Counsel since 1999. Other
                                         capacities since 1988.
----------------------------------------------------------------------------------------------------------------------------
Robert D. Anderson, December 7,          Vice Chairman since 1985. Other           See biographical information above.
1929.                                    capacities since 1974.
----------------------------------------------------------------------------------------------------------------------------
Bassett S. Winmill, February 10, 1930.   Chief Investment Strategist of the        Chief Investment Strategist of the
                                         Investment Manager since 1999. Other      Investment Manager and the Chairman
                                         capacities since 1974.                    of the Board of the Investment Manager's
                                                                                   parent and it's affiliates, and of one
                                                                                   investment company in the Investment
                                                                                   Company Complex. He is a member of the
                                                                                   IPC and the New York Society of Security
                                                                                   Analysts, the Association for Investment
                                                                                   Management and Research, and the
                                                                                   International Society of Financial
                                                                                   Analysts. He is the father Thomas B.
                                                                                   Winmill.
----------------------------------------------------------------------------------------------------------------------------
Marion E. Morris, June 17, 1945.         Senior Vice President of the Investment   Senior Vice President of the Investment
                                         Manager since November 2000.              Manager since November 2000; Director of
                                                                                   Fixed Income and a member of the IPC.
----------------------------------------------------------------------------------------------------------------------------
William G. Vohrer, August 17, 1950.      CAO, CFO, Treasurer and Vice President    From 1999 to 2001, he was an independent
                                         of the Investment Manager since 2001.     consultant specializing in accounting
                                                                                   matters. Previously, he was Chief
                                                                                   Financial Officer and Financial
                                                                                   Operations Principal for Nafinsa
                                                                                   Securities, Inc., a Mexican Securities
                                                                                   broker/dealer.
----------------------------------------------------------------------------------------------------------------------------
Monica Pelaez, Esq., November 5,         CCO, Vice President and Associate         She is a member of the New York State
1971.                                    General Counsel of the Investment         Bar.
                                         Manager since 2000.
----------------------------------------------------------------------------------------------------------------------------
Heidi Keating, March 28, 1959.           Vice President of the Investment          Vice President of the Investment Manager
                                         Manager since 1988. Other capacities      since 1988. Other capacities since 1978.
                                         since 1978.
----------------------------------------------------------------------------------------------------------------------------
John F. Ramirez, April 29, 1977.         Vice President of Dollar Reserves since   Assistant Vice President since 2002.
                                         2003.                                     Compliance Administrator since 2004.
                                                                                   Other capacities since 2000.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ACCOUNT APPLICATION INSTRUCTIONS
--------------------------------------------------------------------------------

1. Registration. If there is more than one owner of the account, the registration will be "Joint Tenants with Right of Survivorship" unless you specify "Tenants in Common." If the account is a Trust account, please attach a copy of the portion of the Trust Document which specifies the authorized Trustees.

2. Mailing Address, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your application, you will be required to attach a Form W-8BEN which can be obtained by contacting the Internal Revenue Service at 1-800-829-3676 or retrieved from their website, www.irs.gov.

3. Fund(s) chosen and amount invested. Indicate the Fund(s) in which you are opening an account.

          By Check. The opening minimum is $1,000 ($100 for Midas Automatic Investment Programs - see Section 6 of the application) and the minimum subsequent investment is $100. Complete and sign the Account Application that accompanies this Report and mail it, along with your check drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

          By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: Huntington National Bank, ABA #04-40-00024; for Account 01-89215-157-7; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

4. Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise.

5. Check Writing Privilege for Dollar Reserves - Signature Card. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. Personalized checks will be mailed to you within two weeks after you receive confirmation of your investment unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment.

6. Midas Funds Automatic Investment Program. With the Midas Automatic Investment Program (AIP), you can establish a convenient and affordable long term investment program through one or more of the plans explained in this section. The $1,000 minimum investment requirement is waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify upon which date(s) you wish to have your AIP drawn. Additionally, please attach a voided bank account check.

7. The Midas Touch. Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account.

8. Electronic Documents. Please provide us with the email address you wish to use for electronic delivery of your Fund documents.

9. Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

     If you need any assistance in completing the Account Application, please call a Midas Investor Service Representative at 1-800-400-MIDAS (6432).

--------------------------------------------------------------------------------

[LOGO] Midas FUNDS                                          Use this Account Application to open a regular Midas account.
Discovering Opportunities   ACCOUNT APPLICATION             For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account
ACCOUNT APPLICATION                                         Application in the enclosed envelope or mail to:
                                                            Midas Funds, Box 6110, Indianapolis, IN 46206-6110.
------------------------------------------------------------------------------------------------------------------------------------
1. Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m.- 6 p.m. eastern time.
   Individual:

   ---------------------------------------------------------------------------------------------------------------------------------
   First Name             Middle Initial             Last Name             Social Security Number             Date of Birth

   Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

   ---------------------------------------------------------------------------------------------------------------------------------
   First Name             Middle Initial             Last Name             Social Security Number             Date of Birth

   Gift/Transfer to a Minor:

                                                     as Custodian for
   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Custodian (only one)                                            Name of Minor (only one)

   under the              Uniform Gifts/Transfers to Minors Act.
   ---------------------------------------------------------------------------------------------------------------------------------
                 Custodian's State of Residence              Minor's Social Security Number                   Minor's Date of Birth

   Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Corporation, Partnership, or other Organization             Name of Authorized Individual(s)

   ---------------------------------------------------------------------------------------------------------------------------------
   Tax I.D. Number        Name of Trustee(s)                           Date of Trust Instrument

   ---------------------------------------------------------------------------------------------------------------------------------
   If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.

------------------------------------------------------------------------------------------------------------------------------------
2. Mailing Address, Telephone Number, and Citizenship

   ---------------------------------------------------------------------------------------------------------------------------------
   Street                 City                       State/Zip             Daytime Telephone

                         Citizen of: [ ] U.S. [ ] Other:                     Citizen of: [ ] U.S. [ ] Other:
   ---------------------------------------------------------------------------------------------------------------------------------
   Email address         Owner         If other, attach IRS Form W-8         Joint Owner         If other, attach IRS Form W-8

------------------------------------------------------------------------------------------------------------------------------------
3. Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

      Midas Dollar Reserves         $                                           Midas Fund   $
                                     ------------------                                       ------------------
      Midas Special Equities Fund   $                                                TOTAL   $
                                     ------------------                                       ------------------

   By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

   By Wire: Please call 1-800-400-MIDAS (6432) 8a.m.- 6p.m. eastern time to be assigned an account number before making an initial investment by wire.
   Please indicate the assigned account number                           and the date the wire was sent                           .
                                               -------------------------                                --------------------------

------------------------------------------------------------------------------------------------------------------------------------
4. Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

   [ ]   Automatic Compounding Option Dividends and distributions reinvested in additional shares.

   [ ]   Payment Option   [ ]   Dividends in cash, distributions reinvested.   [ ]   Dividends and distributions in cash.

   To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

------------------------------------------------------------------------------------------------------------------------------------
5. Check Writing Privilege for Midas Dollar Reserves - Signature Card

   I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].


   ---------------------------------------------------------------------------------------------------------------------------------
   Signature                                        Signature of Joint Owner (if any)

   ---------------------------------------------------------------------------------------------------------------------------------
   Print Name                                       Print Name of Joint Owner (if any)                     (please continue on back)

   Midas Funds Automatic Investment Program
------------------------------------------------------------------------------------------------------------------------------------
6. [ ]   Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

         Fund Name:
                    --------------------------------------

         Amount ($100 minimum): $                              Day of month: [ ] 10th        [ ] 15th        [ ] 20th
                                 ----------------------------

   [ ]   Salary Investing Plan The enrollment form will be sent to the address in Section 2 or call toll-free 1-800-400-MIDAS (6432)
         to have the form sent to your place of employment.

   [ ]   Government Direct Deposit Plan Your request will be processed and you will receive the enrollment form.

------------------------------------------------------------------------------------------------------------------------------------
7. The Midas Touch(R) through 1-800-400-MIDAS (6432) and www.midasfunds.com

   Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle [ ].

   To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

------------------------------------------------------------------------------------------------------------------------------------
8. Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle [ ].

   To receive account documents electronically, please provide your email address:                                                 .
                                                                                   ------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9. Signature and Certification to Avoid Backup Withholding

   "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.

   I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S.
   person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


   ---------------------------------------------------------------------------------------------------------------------------------
   Signature of [ ] Owner [ ] Trustee [ ] Custodian           Date           Signature of Joint Owner (if any)           Date

   The application must be signed and completed for all authorized signers and account traders.

                                                                                                                         MF-APP-6/04

   ---------------------------------------------------------------------------------------------------------------------------------
      Optional:
      Please tell us how you heard about Midas:
   ---------------------------------------------------------------------------------------------------------------------------------

                                  IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

   To help fight the funding of terrorism and money laundering activities, federal law now requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. So when you open an account, we will need your name, address, date of birth, and other information that will allow us to identify you, all of which will be protected under our Privacy Policy. We may also ask for additional identifying documents or information.
------------------------------------------------------------------------------------------------------------------------------------

   Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account.
   This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current
   Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s)
   agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

                            Shareholder Services

                            .    Electronic Funds Transfers
                            .    Automatic Investment Program
                            .    Retirement Plans:
                                 Traditional Deductible IRA
                                 Roth IRA
                                 SEP-IRA
                                 Simple IRA
                                 403(b)
                            .    Education Savings Account

                            Minimum Investments

                            .    Regular Accounts: $1,000
                            .    Retirement Plans, including Traditional
                                 Deductible IRA, Roth IRA, SEP-IRA, Simple IRA,
                                 and 403(b): $1,000
                            .    Education Savings Account: $1,000
                            .    Automatic Investment Program: $100
                            .    Subsequent Investments: $100

                            Midas Funds

                            P.O. Box 6110
                            Indianapolis, IN 46206-6110

                            1-800-400-MIDAS (6432) for Investment Information

[LOGO] The Midas Touch(R)
Account Access

                            Access Midas Funds at www.midasfunds.com.

                            Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. Investor Service Center, Inc., Distributor.

[LOGO] Midas FUNDS                                                  ------------
Discovering Opportunities                                             PRSRT STD
                                                                     US POSTAGE
                                                                        PAID
                                                                    LANCASTER PA
                                                                     PERMIT 1762
                                                                    ------------

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

Item 2. Code of Ethics

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c)  Not applicable.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Code is attached hereto as Exhibit 99.CODE ETH.

     (2) The text of the Code can be on the registrant's website, www.midasfunds.com.

     (3) A copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that it has four "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, John B. Russell and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          AUDIT FEES

          2003 - $13,000
          2004 - $12,250

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          AUDIT RELATED FEES

          2003 - $1,000
          2004 - $1,000

     Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           TAX FEES

           2003 - $2,500
           2004 - $2,750

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           ALL OTHER FEES

           2003 - N/A
           2004 - N/A

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's investment manager, if any, which have a direct impact on registrant operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the audit committee, and approved by the audit committee, prior to the completion of the audit.

     (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees proposed to be billed or billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant were $38,750 and $41,000, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by accountant to the registrant's investment manager and its affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment manager and the investment manager's affiliates.

Item 5. Audit Committee of Listed Registrants

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, John B. Russell and Peter K. Werner.

Item 6. Schedule of Investments

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures

     (a) The Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 12. Exhibits

     (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Dollar Reserves, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 11, 2005

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 11, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 11, 2005

                                By:   /s/ William G. Vohrer
                                   ---------------------------------------------
                                      William G. Vohrer, Treasurer

                                Date: March 11, 2005